UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

placeCityWashington, StateD.C. PostalCode20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 13, 2007

Mariposa Resources, Ltd.

(Exact name of registrant as specified in its charter)

placeStateNevada	333-137481	06-1781911
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11923 S.W. 37 Terrace, Miami, Florida USA 33175
(Address of principal executive offices) (Zip Code)

(305) 677-9456
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 13, 2007, Douglas W. Scheving resigned as a director. Mr. Scheving did not have any disagreement with the Company on any matter relating to or its operations, policies or practices.  Mr. Scheving was provided a copy of the disclosures made herein no later than the date of filing on this Form 8-K,  and has been provided with the opportunity to furnish the company with a letter addressed to the Company stating whether he agrees or disagrees with the statements made herein.  Any letter provided by Mr. Scheving will be filed as an Exhibit to an amended 8-K within two days of receipt by the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARIPOSA RESOURCES, LTD.

Date: December 13, 2007	By:	/s/ Nanuk Warman

Name:	Nanuk Warman
Title: Title: President